UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2018

Icagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54748	20-0982060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Emperor Blvd., Suite 350

Durham, NC 27703

(Address of principal executive offices)

(zip code)

(919) 941-5206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if

changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Icagen, Inc. (the “Company,” “we,” “our,” and “us”) is filing this Amendment No. 1 to Current Report on Form 8-K (this “Amendment No. 1”) to amend its Current Report on Form 8-K, as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 6, 2018 (the “Original Form 8-K”), solely to refile Exhibits 10.1 and 10.2 to the Original Form 8-K in response to comments received from the SEC regarding a confidential treatment request submitted to the SEC with respect to certain portions of Exhibits 10.1 and 10.2, which are hereby amended to include revised redacted versions of Exhibits 10.1 and 10.2.

Except as described above, no other changes have been made to the Original Form 8-K.  This Amendment No. 1 speaks as of the filing date of the Original Form 8-K and does not reflect events occurring after the filing date of the Original Form 8-K or modify or update any of the other information contained in the Original Form 8-K in any way other than as required to reflect the amendment discussed above.  Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K, and the Company’s filings made with the SEC subsequent to the filing of the Original Form 8-K, including any amendments to such filings.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Credit Agreement and Guaranty, dated as of August 31, 2018, by and among, Icagen, Inc., Caldera Discovery, Inc., XRpro Sciences, Inc., Icagen Corp., the banks and other financial institutions from time to time party thereto, as Lenders, and Perceptive Credit Holdings II, LP, as administrative agent for the Lenders.

10.2*	Credit Agreement and Guaranty, dated as of August 31, 2018, by and among, Icagen-T, Inc., Icagen, Inc., Caldera Discovery, Inc., XRpro Sciences, Inc., Icagen Corp., the banks and other financial institutions from time to time party thereto, as Lenders, and Perceptive Credit Holdings II, LP, as administrative agent for the Lenders.

*	Certain information, including certain schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted information will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2018	ICAGEN, INC.

	By:	/s/ Mark Korb
	Name:	Mark Korb
	Title:	Chief Financial Officer

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